July 26, 2004

Second Quarter 2004 Earnings Call

NASDAQ: “CCBI”

This presentation may include forward-looking statements related to the plans, beliefs and goals of the Company, its subsidiaries, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in the banking industry; changes in the interest rate environment; the health of the economy, either nationally or regionally;
the deterioration of credit quality, which would cause an increase in the provision for possible loan and lease losses; changes in the regulatory environment; changes in business conditions, particularly in California real estate; volatility of rate sensitive deposits; asset/liability matching risks and liquidity risks; changes in the securities markets. The Company undertakes no obligation to revise or publicly release any revision to these forward-looking statements.

Regulation FD

Leading Statewide Lender

Franchise Positioned for Strong Growth

One of California’s premier community-based retail
deposit franchises

CCB was the fastest growing savings institution in
California over the 36 months ended 3/31/04, (source

4   largest multi-family originator in CA with 2.6%
market share for the 12 months ended 3/31/04, (source:

th

www.fdic.gov).

Dataquick Information Systems).

Amongst the most efficient operations in the industry

Significant breadth and depth of talent and expertise

$7.1 million

26.30%

29.91%

1.56%

3.14%

25.86%

$259 million

CCBI Highlights

$10.9 million

17.66%

32.58%

1.57%

3.51%

25.34%

$467 million

$1.96 billion

$1.20 billion

$736 million

$114 million

$101 million

$4.74 billion

$3.65 billion

$2.44 billion

$583 million

$219 million

March 31, 2004

Financial Position

June 30, 2004

Quarter Ended

3/31/2004

Financial Results

Quarter Ended

6/30/2004

Total Assets

Loans Held for Investment

Deposits

Equity

Tangible Equity

Net Income

Return on Average Equity

Return on Avg.Tang. Equity

Return on Average Assets

Net Interest Margin

Efficiency Ratio

Total Loan Originations

(#21 opens in Beverly Hills in September 2004

#23 opens in Newport Coast in early 2005)

#22 opens in San Mateo in December 2004

Statewide Presence

12 Statewide Loan Offices

20 Southern California

     Banking Offices

Asset Quality of Multi-family Loans

Noncurrent Loans/

Nationwide

Total Loans

(1)

Multi-family

0.21%

Single family

0.72%

Commercial Real Estate

0.93%

Construction and Land Loans

0.94%

Business Loans

1.52%

Consumer

0.70%

Multi-family Loans

CCBI

0.00%

Western Region Thrifts

0.07%

Nationwide Thrifts

0.21%

(1) Based upon 3/31/04 Thrift Financial Reports for nationwide savings institutions

Multi-Family

                                Loan to Value

                                Debt Coverage Ratio

Commercial RE

                                Loan to Value

                                Debt Coverage Ratio

Values are weighted average ratios, at origination

LTV and DCR of Second Quarter 2004
Originations

  68%

1.28:1

  66%

1.32:1

Consistent Underwriting

Multi-family and Commercial real estate loan originations by average LTV and DCR

3/01

6/01

9/01

12/01

3/02

6/02

9/02

12/02

3/03

6/03

9/03

12/03

3/04

6/04

0.50

0.75

1.00

1.25

1.50

1.29

1.29

1.33

1.30

1.31

1.33

1.30

1.31

1.27

1.30

1.32

1.32

1.35

1.28

68.9%

70.6%

70.4%

68.5%

69.7%

66.7%

67.2%

69.1%

70.0%

68.4%

69.7%

67.8%

65.1%

67.8%

Debt Coverage Ratio

Loan to Value

Interest Rate Stress Analysis

12 MAT Neg/Am Product

Average Loan

$1,250,000 loan amount

2.50% + 12 MAT (1.381%)

1.30 : 1 DCR at 5.5% stress rate

70% LTV

Due to payment caps of 7.5% per annum and 5 year recast provisions, our average 12MAT loan continues to perform well in a rising interest rate environment.

100 bps

200 bps

300 bps

Minimum Actual DCR

1.38 : 1

1.24 : 1

1.09 : 1

DCR at Recast 5th Year

1.46 : 1

1.28 : 1

1.12 : 1

Months to Min DCR

36

48

48

Max Neg Am

N/A

100.15%

103.70%

Months to Max Loan Balance

1

36

48

MAX LTV

70%

70.11%

72.60%

Rate Shock

(2.12% 1 yr CMT)

Interest Rate Comparison

(Interest Rate, in percent)

CCBI’s loan rates adjust based on 12MAT, 1yr CMT, 6mo LIBOR, 6mo CMT and Prime, plus a margin

0

2

4

6

8

10

12

14

Jan-88

Jan-90

Jan-92

Jan-94

Jan-96

Jan-98

Jan-00

Jan-02

Jan-04

Time

12 MAT

1yr CMT

6mo Libor

6m CMT

Prime

Fed Funds

($ in billions)

Balance Sheet Growth

$1.41

$1.45

$1.72

$1.96

$4.74

$-

$1

$2

$3

$4

$5

6/03

9/03

12/03

3/04

6/04

Total Assets

Balance Sheet Growth Generated Internally

($ in millions)

$183.7

$243.4

$274.9

$230.1

$418.9

$-

$100

$200

$300

$400

$500

6/03

9/03

12/03

3/04

6/04

Core Loan Originations

Historic Driver of Balance Sheet Growth

86%

91%

94%

99%

100%

0%

25%

50%

75%

100%

6/03

9/03

12/03

3/04

6/04

Core Loan Originations Retained

Balance Sheet Growth

87%

$701.4

89%

$861.8

89%

$1,052.5

87%

$1,202.0

56%

$3,700.0

$0

$500

$1,000

$1,500

$2,000

$2,500

$3,000

$3,500

$4,000

6/03

9/03

12/03

3/04

6/04

Total Loans Held for Investment

Multi-Family

All other loans

Loan Portfolio Mix

Loans Held for Investment

$13 mm

Business &

Other Loans

<1%

$924 mm

Single Family

25%

$428 mm

Commercial RE

12%

$2,066 mm

Multi-Family

56%

$217 mm

Construction

6%

$52 mm

Land

1%

Investment Securities

41%

31%

33%

26%

11%

0%

5%

10%

15%

20%

25%

30%

35%

40%

45%

6/03

9/03

12/03

3/04

6/04

Securities to Total Assets

($ in millions)

Core Deposit Growth

55%

$529.6

57%

$566.4

60%

$645.6

65%

$736.3

50%

$2,443.9

$-

$500

$1,000

$1,500

$2,000

$2,500

6/03

9/03

12/03

3/04

6/04

Total Deposits

Transaction Accounts

Time Deposits

$1,227 mm

Time Deposits

50%

$198 mm

Savings

Deposits

8%

$837 mm

Money Market

Deposits

34%

$182 mm

Demand

Deposits

8%

Deposit Composition

Capital Ratios

6.47%

6.63%

5.92%

5.81%

12.29%

0%

2%

4%

6%

8%

10%

12%

14%

6/03

9/03

12/03

3/04

6/04

Equity to Assets

5.55%

5.73%

5.17%

5.14%

0%

2%

4%

6%

6/03

9/03

12/03

3/04

6/04

Tangible Equity to Assets

4.62%

Capital Ratios

5.60%

5.78%

5.20%

5.17%

5.00%

0%

2%

4%

6%

6/03

9/03

12/03

3/04

6/04

Tangible Equity to Tangible Assets

Bank Capital Ratio

8.06%

8.28%

7.97%

7.87%

7.58%

0%

2%

4%

6%

8%

10%

6/03

9/03

12/03

3/04

6/04

Tier 1 Core Capital Ratio

Operating Performance

($ in millions)

$19.3

$18.5

$20.9

$23.4

$36.6

$0

$5

$10

$15

$20

$25

$30

$35

$40

6/03

9/03

12/03

3/04

6/04

Total Revenues

($ in millions)

Operating Performance

$10.0

$10.8

$12.4

$13.8

$22.9

$-

$5

$10

$15

$20

$25

6/03

9/03

12/03

3/04

6/04

Net Interest Income

Operating Performance

15.7%

8.0%

6.9%

7.8%

8.1%

0%

5%

10%

15%

20%

6/03

9/03

12/03

3/04

6/04

Noninterest Income to Total Revenue

Operating Performance Ratios

1.21%

1.00%

0.90%

0.89%

0.94%

0.0%

0.2%

0.4%

0.6%

0.8%

1.0%

1.2%

1.4%

6/03

9/03

12/03

3/04

6/04

G&A to Average Assets

Operating Performance Ratios

29.2%

27.6%

25.8%

25.9%

25.3%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

30.0%

6/03

9/03

12/03

3/04

6/04

Efficiency Ratio

($ in millions)

Earnings Performance

$4.7

$5.4

$6.2

$7.1

$10.9

$0

$2

$4

$6

$8

$10

$12

6/03

9/03

12/03

3/04

6/04

Quarterly Net Income

Operating Performance

3.30%

3.33%

3.23%

3.14%

3.51%

0%

1%

2%

3%

4%

6/03

9/03

12/03

3/04

6/04

Net Interest Margin

Profitability Ratios

1.48%

1.58%

1.56%

1.56%

1.57%

0.0%

0.5%

1.0%

1.5%

2.0%

6/03

9/03

12/03

3/04

6/04

Return on Average Assets

Profitability Ratios

21.1%

23.8%

24.8%

26.3%

17.7%

0%

5%

10%

15%

20%

25%

30%

6/03

9/03

12/03

3/04

6/04

Return on Average Equity

Profitability Ratios

24.7%

27.9%

28.6%

29.9%

32.6%

0%

5%

10%

15%

20%

25%

30%

35%

6/03

9/03

12/03

3/04

6/04

Return on Average Tangible Equity

Profitability Ratios

$3.12

$3.22

$3.41

$3.78

$10.97

$-

$2.00

$4.00

$6.00

$8.00

$10.00

$12.00

6/03

9/03

12/03

3/04

6/04

Book Value Per Share

Profitability Ratios

Tangible Book Value per Share

$-

$1.00

$2.00

$3.00

$4.00

$5.00

$2.67

$2.78

$2.97

$3.35

$4.13

6/03

9/03

12/03

3/04

6/04

Earnings Performance

(1) AGR – Annual Growth Rate 6/03 to 6/04

$0.15

$0.17

$0.19

$0.22

$0.28

$-

$0.05

$0.10

$0.15

$0.20

$0.25

$0.30

6/03

9/03

12/03

3/04

6/04

Diluted Earnings per Share

87% AGR(1)

July 26, 2004

NASDAQ: “CCBI”

Second Quarter 2004 Earnings Call